SUPPLEMENT TO PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED APRIL 3, 2008

THE INTEGRITY FUNDS

Integrity Total Return Income Fund
Prospectus and SAI dated October 1, 2007

This Supplement is being provided to notify you that on March 4, 2008, the Board of Trustees of The Integrity Funds (the "Board") approved the termination of SMH Capital Advisors, Inc. ("SMH") as sub-adviser for the Integrity Total Return Income Fund (the "Fund"), effective May 4, 2008. After such date, Integrity Money Management, Inc., the Fund’s investment adviser, will oversee the Fund’s portfolio.

In addition, the Board of Trustees (the “Board”) of The Integrity Funds concluded at a meeting on March 28, 2008, that due to the small size of the Fund, it is in the best interests of the Fund and its shareholders that the Fund cease operations. The Board has determined to close the Fund, and redeem all outstanding shares, on June 20, 2008.

Effective April 3, 2008, the Fund will no longer pursue its stated investment objectives. The Fund will begin liquidating its portfolio and may invest in cash equivalents such as money market funds until all shares have been redeemed. Shares of the Fund are otherwise not available for purchase as of April 3, 2008.

You may redeem or exchange your shares, including reinvested distributions prior to June 20, 2008, and you will not be charged a contingent deferred sales charge. Any shareholders who have not redeemed their shares of the Fund prior to June 20, 2008 will have their shares automatically redeemed as of that date, and proceeds will be sent to the address of record. If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Fund’s Shareholder Services Department at (800) 601-5593.

Unless your investment in the Fund is through a tax-deferred retirement account, a redemption or exchange is subject to tax on any taxable gain. Please refer to the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE